This is filed pursuant to Rule 497(e).
File Nos. 333-82336 and 811-21034.

[LOGO] Bernstein


                                             SANFORD C. BERNSTEIN FUND II, INC.
                       -Bernstein Intermediate Duration Institutional Portfolio
--------------------------------------------------------------------------------
                            SUPPLEMENT TO THE CURRENT
                       STATEMENT OF ADDITIONAL INFORMATION
                                 JANUARY 4, 2006

On December 6, 2005, the shareholders of Sanford C. Bernstein Fund II, Inc. (the "Company") elected directors for the Company. The shareholders also approved changes to the Company's charter and the fundamental investment policies of the Bernstein Intermediate Duration Institutional Portfolio (the "Portfolio"). These changes are intended to result in more uniform charters and fundamental policies, and are part of a broad effort to achieve greater uniformity and standardization among the AllianceBernstein Mutual Funds.

None of the changes described above is expected to cause any significant change in the management of the Portfolio.

The changes are expected to take effect on February 1, 2006.

For more information, please call your Bernstein advisor or visit our website at www.Bernstein.com.

This Supplement should be read in conjunction with the Statement of Additional Information for the Portfolio dated February 1, 2005, as amended November 7, 2005.


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